Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Teucrium Agricultural Strategy No K-1 ETF (TILL)
(the “Fund”)
August 31, 2022
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information, each dated May 12, 2022
Effective September 1, 2022, Teucrium Investment Advisors, LLC, the investment adviser to the Fund, has contractually agreed to reduce its unified management fee from 1.49% to 0.89% for the Fund until at least August 31, 2023. All references within the Summary Prospectus, Prospectus, and Statement of Additional Information to the contrary are hereby deleted and replaced in their entirety. The agreement may only be terminated by, or with the consent of, the Funds’ Board of Trustees.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Expense Example”:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1,2]	0.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses[1]	0.89%
1 Teucrium Investment Advisors, LLC (the “Adviser”), has contractually agreed to reduce its unified management fee from 1.49% to 0.89% for the Fund until at least August 31, 2023. The agreement may only be terminated by, or with the consent of, the Funds’ Board of Trustees. Restated to reflect the contractual fee waiver agreement.
2 The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). The agreement may be terminated by the Adviser at the conclusion of any one-year term or by the Fund’s Board of Trustees at any time, and when the Adviser ceases to serve as such.
3 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$91	3 Years	$412

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.